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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2004

IMH ASSETS CORP. (as depositor under an Indenture, dated as of September 29, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-8)


                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)


            CALIFORNIA               333-117817-01         33-0705301
---------------------------------   ---------------   --------------------------
   (State or Other Jurisdiction      (Commission        (I.R.S. Employer
         of Incorporation)           File Number)      Identification No.)


1401 Dove Street
Newport Beach, California                              92660
-------------------------                            ---------
(Address of Principal                               (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.
     Acquisition or Disposition of Assets.
     ------------------------------------

     On September 29, 2004, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-8 (the "Bonds"), were issued pursuant to an indenture, dated as of September 29, 2004 (the "Agreement"), between Impac CMB Trust Series 2004-8, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee
(the  "Indenture  Trustee").

Item 8.01.
     Other Events.
     ------------

Description of the Mortgage Pool

     The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans (the "Mortgage Pool"). The Mortgage Pool is comprised of one- to four-family, adjustable-rate first lien and fixed-rate second lien mortgage loans (the "Mortgage Loans"). The Mortgage Loans have an aggregate principal balance of approximately $1,581,392,042 as of September 1, 2004.

     The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of September 1, 2004, with respect to the Mortgage Loans.

Item 9.01.     Financial Statements and Exhibits.
               ---------------------------------

               (a)  Not applicable

               (b)  Not applicable

               (c)  Exhibits:

EXHIBIT NO.  DESCRIPTION
-----------  -----------

   99.1      Characteristics of the Mortgage Pool as of September 1, 2004, relating to
             IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-8.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      By: /s/  Richard J. Johnson
                                          -------------------------
                                      Name:  Richard J. Johnson
                                      Title: Chief Financial Officer


Dated: October 14, 2004

                                  EXHIBIT INDEX


Exhibit Number  Description
--------------  -----------

    99.1 Characteristics of the Mortgage Pool as of September 1, 2004, relating to IMH Assets
                Corp., Collateralized Asset-Backed Bonds,
                Series 2004-8.